                            $280,000,000                            EXHIBIT 99.4

                            CSK AUTO, INC.

                            12% SENIOR NOTES DUE 2006



                               PURCHASE AGREEMENT

                                                                December 7, 2001




CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.
UBS WARBURG LLC,
As Representatives of the Several Purchasers,
 c/o Credit Suisse First Boston Corporation,
            Eleven Madison Avenue,
          New York, N.Y. 10010-3629


Dear Sirs:

         1. Introductory. CSK Auto, Inc., an Arizona corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and UBS Warburg LLC (the "PURCHASERS") U.S. $280,000,000 principal amount of its 12% Senior Notes due 2006 ("OFFERED SECURITIES") to be issued under an indenture (the "INDENTURE"), dated as of the Closing Date (as defined below), between the Company, the guarantors named therein (each, a "GUARANTOR," and collectively, the "GUARANTORS") and The Bank of New York, as trustee (the "TRUSTEE"). The Offered Securities will be irrevocably and unconditionally guaranteed (the "GUARANTEES") as to payment of principal, premium, if any, interest and Liquidated Damages (as defined in the Indenture), if any, on a senior basis, jointly and severally by each of the Guarantors. The United States Securities Act of 1933 is herein referred to as the "SECURITIES ACT."

         Holders (including subsequent transferees) of the Offered Securities will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit I hereto, for so long as such Offered Securities constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 12% Senior Notes due 2006 in a like aggregate principal amount as the Company issued under the Indenture, identical in all material respects to the Offered Securities and registered under the Securities Act (the "EXCHANGE SECURITIES"), with guarantees endorsed thereon by the Guarantors to be offered in exchange for the Offered Securities (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Offered Securities and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. The Offered Securities and the Exchange Securities are referred to collectively as the "SECURITIES".

         The Company hereby agrees with the Purchasers as follows:
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         2. Representations and Warranties of the Company and the Guarantors.
The Company and the Guarantors represent and warrant to, and agree with, the several Purchasers that:

                  (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular (the "PRELIMINARY OFFERING CIRCULAR") and offering circular (the "OFFERING CIRCULAR"), as supplemented as of the date of this Agreement, together with any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "OFFERING DOCUMENT". The Preliminary Offering Circular as of its date did not, and the Offering Circular on the date of this Agreement, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Offering Document based upon written information relating to any Purchaser furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the date of this Agreement, the Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "COMMISSION") by the Company's parent company, CSK Auto Corporation ("CSK"), and all subsequent reports (collectively, the "EXCHANGE ACT REPORTS") which have been filed by CSK with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Arizona, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and the Guarantors taken as a whole ("MATERIAL ADVERSE EFFECT").

                  (c) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                  (d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company. CSK and each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; CSK and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock of CSK and each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects. On the Closing Date, the Offered Securities will conform as to legal matters to the description thereof in the Offering Circular.

                  (e) The Indenture has been duly authorized by the Company and the Offered Securities have been duly authorized by the Company. When the Offered Securities are delivered and paid for


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         pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered by the Company and will conform to the description thereof contained in the Offering Document in all material respects and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (f) The Indenture has been duly authorized by each Guarantor and the Guarantee to be endorsed on the Offered Securities by each Guarantor has been duly authorized by the applicable Guarantor. When the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered by each Guarantor, the Guarantee of each Guarantor endorsed thereon will have been duly executed, issued and delivered by such Guarantor and the Indenture and Guarantee will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (g) On the Closing Date, the Exchange Securities will have been duly authorized by the Company and the Guarantors; and when the Exchange Securities are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Securities will constitute valid and legally binding obligations of the Company and the Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (h) The Guarantee to be endorsed on the Exchange Securities by each Guarantor has been duly authorized by such Guarantor; and, when issued, will have been duly executed and delivered by each such Guarantor and will conform to the description thereof contained in the Offering Document in all material respects. When the Exchange Securities have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of each Guarantor endorsed thereon will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (i) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered by the Company and the other parties thereto, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Circular in all material respects.

                  (j) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated hereby.

                  (k) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement (including the accuracy of the Purchasers' representations set forth in Section 4 hereof) or


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         the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities and the Guarantees by the Company and the Guarantors, as applicable, except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective.

                  (l) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement by the Company and the Guarantors, and the issuance and sale of the Offered Securities and the Guarantees and compliance by the Company and the Guarantors with the terms and provisions hereof and thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (ii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, (iii) or the charter or by-laws of the Company or any such subsidiary. The Company and each Guarantor has full power and authority to authorize, issue and sell the Offered Securities or the Guarantees, as applicable, as contemplated by this Agreement.

                  (m) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

                  (n) Except as disclosed in the Offering Document, the Company, CSK and each subsidiary of the Company have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company, CSK and each subsidiary of the Company hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (o) Neither the Company, CSK nor any of the subsidiaries of the Company is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, CSK and the subsidiaries of the Company taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

                  (p) There are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right, (i) except as disclosed in the Offering Document, to require the Company or such Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or such Guarantor or (ii) to require the Company or such Guarantor to include such securities with the Securities and Guarantees registered pursuant to any Registration Statement.

                  (q) The Company and the Guarantors possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of the Guarantors, would individually or in the aggregate have a Material Adverse Effect.

                  (r) No labor dispute with the employees of the Company, CSK or any subsidiary of the Company exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.


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                  (s) The Company, CSK and the subsidiaries of the Company own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, CSK or any of the subsidiaries of the Company, would individually or in the aggregate have a Material Adverse Effect.

                  (t) Except as would not, individually or in the aggregate, have a Material Adverse Effect or otherwise require disclosure in the Offering Document, (i) none of CSK, the Company or any of its subsidiaries has been or is in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("MATERIALS OF ENVIRONMENTAL CONCERN"), or otherwise relating to the protection of human health and safety, or the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "ENVIRONMENTAL LAWS"), which violation includes, but is not limited to, noncompliance with, or lack of, any permits or other environmental authorizations;
         (ii) there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to any such violation in the future; (iii) none of CSK, the Company or any of its subsidiaries has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation; (iv) there is no pending or threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability of CSK, the Company or any of its subsidiaries (or against any person or entity for whose acts or omissions CSK, the Company or any of its subsidiaries is or may reasonably be expected to be liable, either contractually or by operation of law) for investigatory, cleanup, or other response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to
         (A) the presence, or release into the environment, of any Materials of Environmental Concern at any location, or (B) circumstances forming the basis of any violation or potential violation, of any Environmental Law (collectively, "ENVIRONMENTAL CLAIMS"); and (v) there are no past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any Environmental Claim.

                  (u) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                  (v) The Company, CSK and each subsidiary of the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (w) PricewaterhouseCoopers LLP are independent public accountants with respect to the Company, CSK and the subsidiaries of the Company as required by the Securities Act.


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                  (x) The financial statements, together with the related
         schedules and notes, included or incorporated in the Offering Document present fairly the financial position of CSK, the Company and its consolidated subsidiaries as of the dates shown in their results of operations and cash flows for the periods shown, and such financial statements and related schedules and notes have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts; and the other financial and statistical information and data set forth in the Offering Document are, in all material respects, accurately presented and, with respect to such financial information, prepared on a basis consistent with the financial statements of CSK and the Company and the books and records of CSK and the Company.

                  (y) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, CSK and the subsidiaries of the Company taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by CSK or the Company on any class of its capital stock.

                  (z) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Offered Securities was incurred, and the indebtedness represented by the Offered Securities is being incurred, for proper purposes and in good faith, and each of the Company and each Guarantor was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Offered Securities, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Offered Securities), solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Offered Securities, and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Offered Securities), sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Offered Securities, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance and sale of the Offered Securities), able to pay their respective debts as they become due.

                  (aa) Neither the Company nor CSK is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and each of the Company and CSK is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be required to register as an "investment company" as defined in the Investment Company Act.

                  (bb) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (cc) The offer and sale of the Offered Securities and the Guarantees in the manner contemplated by this Agreement (including the accuracy of the Purchasers' representations set forth in Section 4 hereof) will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder ("REGULATION S"); and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").


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
                  (dd) On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (ee) The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

                  (ff) Neither the Company nor any Guarantor nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

                  (gg) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review of a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

                  (hh) CSK is subject to Section 13 or 15(d) of the Exchange
         Act.

                  (ii) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Offered Securities and the Guarantees contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Offered Securities have been offered, issued or sold by the Company within the six-month period immediately prior to the date hereof.

                  (jj) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Offered Securities or the Guarantees.

                  (kk) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Purchasers, as to whom the Company and the Guarantors make no representation) shall have taken or omitted to take any action that shall have resulted in any Offered Securities or Guarantees offered and sold in reliance on Regulation S not to have been offered and sold only in offshore transactions.

                  (ll) The sale by the Company of the Offered Securities and Guarantees pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

                  (mm) All material Tax returns required to be filed by the Company and the Guarantors have been filed and all such returns are true, complete, and correct in all material respects. All material Taxes that are due or claimed to be due from the Company and the Guarantors have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which, in the case of both clauses
         (i) and (ii), adequate


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
         reserves have been established on the books and records of the Company and the Guarantors in accordance with GAAP. There are no proposed, material Tax assessments against the Company or any of the Guarantors. The accruals and reserves on the books and records of the Company and the Guarantors in respect of any material Tax liability for any Taxable period not finally determined are reasonably adequate to meet any assessments of Tax for any such period. For purposes of this Purchase Agreement, the term "Tax" and "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company the principal amount of Offered Securities set forth opposite the names of such Purchasers on Schedule A hereto at a purchase price of 95.378% of the principal amount thereof.

         The Company will deliver against payment of the purchase price the Offered Securities to be purchased by each Purchaser hereunder and to be offered and sold by the Purchasers in reliance on Regulation S (the "REGULATION S SECURITIES") in the form of one or more permanent global Securities in registered form without interest coupons (the "REGULATION S GLOBAL SECURITIES") which will be deposited with the Trustee as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Euroclear Bank S.A./N.V., as operator of the Euroclear System ("EUROCLEAR"), and Clearstream Banking S.A. ("CLEARSTREAM, LUXEMBOURG") and registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Offered Securities to be purchased by each Purchaser hereunder and to be offered and sold by each Purchaser in reliance on Rule 144A under the Securities Act (the "144A SECURITIES") in the form of one permanent global security in definitive form without interest coupons (the "RESTRICTED GLOBAL SECURITIES") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers and shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Offered Securities, interests in the Regulation S Global Securities may only be held by the DTC participants for Euroclear and Clearstream, Luxembourg. Interests in any permanent global Securities will be held only in book-entry form through Euroclear, Clearstream, Luxembourg or DTC, as the case may be, except in the limited circumstances described in the Offering Document.

         Payment for the Regulation S Securities and the 144A Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC to the order of the Company at the New York office of Skadden, Arps, Slate, Meagher & Flom LLP at 9:00 A.M., (New York time), on December 21, 2001, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "CLOSING DATE", against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Clearstream, Luxembourg and (ii) the Restricted Global Securities representing all of the 144A Securities. The Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the above office of Skadden, Arps, Slate, Meagher & Flom LLP at least 24 hours prior to the Closing Date.

         4.       Representations by Purchasers; Resale by Purchasers.

                  (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("RULE 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

         Terms used in this subsection (b) have the meanings given to them by Regulation S.

                  (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers with the prior written consent of the Company.

                  (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

         5. Certain Agreements of the Company and the Guarantors. The Company and each of the Guarantors agrees with the several Purchasers that:

                  (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent (which will not be unreasonably withheld) until the offering of the Offered Securities is complete. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof three copies of the Offering Document signed by a duly authorized officer of the Company. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) The Company and the Guarantors will arrange for the qualification of the Offered Securities and the Guarantees for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (d) During the period of five years hereafter, the Company and CSK will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company and CSK will furnish to CSFBC and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company and CSK filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company and CSK as CSFBC may reasonably request.

                  (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years after the Closing Date, neither the Company nor CSK will, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) During the period of two years after the Closing Date, neither the Company nor CSK will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the Guarantees and, as applicable, the Exchange Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Guarantees, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities, the Guarantees and as applicable, the Exchange Securities; (iii) the cost of qualifying the Offered Securities and the Guarantees for trading in The PortalSM Market ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities, the Guarantees or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto; (vi) for any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities, and
         (vi) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for all travel expenses of the Purchasers and the Company's officers and employees and any other expenses of the Purchasers and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers.

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) Except for the sale by the Company of the Convertible Debentures (as defined below), from the date hereof through the Closing Date, each of the Company and the Guarantors will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company or any Guarantor and having a maturity of more than one year from the date of issue of the Offered Securities. Each of the Company and the Guarantors will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by
         Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

                  (k) The Company and the Guarantors will use their respective best efforts to effect the inclusion of the Offered Securities and the Subsidiary Guarantees in PORTAL and to maintain the listing of the Offered Securities and the Subsidiary Guarantees on PORTAL for so long as the Offered Securities are outstanding.

                  (l) The Company and the Guarantors will obtain the approval of DTC for "book-entry" transfer of the Offered Securities and the Subsidiary Guarantees and will comply with all of their respective agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Offered Securities and the Subsidiary Guarantees by DTC for "book-entry" transfer.

                  (m) Neither the Company nor any Guarantor will voluntarily claim, and each will actively resist any attempts to claim, the benefit of any usury laws against the holders of any Offered Securities and the related Subsidiary Guarantees.

                  (n) The Company and the Guarantors will comply with all of their respective agreements set forth in the Registration Rights Agreement.

                  (o) The Company and the Guarantors will use their respective best efforts to do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Offered Securities and the Subsidiary Guarantees.

                  (p) CSK will use its best efforts to cause the holders of its 7% convertible subordinated debentures due December 2006 (the "CONVERTIBLE DEBENTURES") to fully convert such Convertible Debentures into shares of CSK common stock as promptly as practicable following the Closing Date.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors herein, to the accuracy of the statements of officers of the Company and the Guarantors made pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement, from PricewaterhouseCoopers LLP in agreed form confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("RULES AND REGULATIONS") and to the effect that:

                           (i) in their opinion the financial statements
                  examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Offering Document and in the Exchange Act Reports;

                           (iii) on the basis of the review referred to in
                  clause (ii) above a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements
                           included in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                                    (C) for the period from the closing date of
                           the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, net operating income, consolidated net income or in the ratio of earnings to fixed charges;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter; and

                           (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries which, in the judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any disruption of settlement of securities; or (F) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (c) The Purchasers shall have received an opinion, dated the Closing Date, from the office of the General Counsel to the Company and the Guarantors, that:

                           (i) The Company has been duly incorporated and is a
                  validly existing corporation in good standing under the laws of the State of Arizona, with corporate power and authority to own its properties and conduct its business as described in the Offering Document and to execute, deliver, issue and sell the Offered Securities; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

                           (ii) All of the outstanding shares of capital stock
                  of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                           (iii) Each of the Guarantors is a validly existing
                  corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its respective properties and conduct its respective business as described in the Offering Document and to execute and deliver the Guarantees; and each Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. The capital stock of each Guarantor owned by the Company, directly or through subsidiaries, is, to the knowledge of such counsel, owned free from liens, encumbrances and defects (other than the liens to secure the Company's obligations under its new credit facility, all of which are disclosed in the Offering Circular, and other liens that individually or in the aggregate would not have a Material Adverse Effect).

                           (iv) The Indenture has been duly authorized, executed
                  and delivered by the Company and each Guarantor; the Offered Securities have been duly authorized, executed and delivered by the Company and the Guarantee of each Guarantor has been duly authorized, executed and delivered by such Guarantor.

                           (v) The Exchange Securities have been duly
                  authorized, executed and delivered by the Company and the Guarantee to be endorsed on the Exchange Securities by each Guarantor has been duly authorized, executed and delivered by such Guarantor.

                           (vi) This Agreement and the Registration Rights
                  Agreement have each been duly authorized, executed and delivered by the Company and each of the Guarantors.

                           (vii) There are no pending actions, suits or
                  proceedings against the Company, any of its Guarantors or any of their respective properties that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement; and, to such counsel's knowledge, no such actions, suits or proceedings are threatened.

                           (viii) The execution, delivery and performance by the
                  Company and each Guarantor of the Indenture, this Agreement and the Registration Rights Agreement to which it is a party, and the issuance and sale of the Offered Securities and the Guarantees in compliance with the terms and provisions hereof and thereof, will not require any consent, authorization, filing with or approval of any governmental authority or regulatory body of the State of Arizona under any law or regulation of the State of Arizona applicable to the Company or such Guarantor that, in our experience, is generally applicable to transactions in the nature of those contemplated by this Agreement, except for such filings or approvals that, if not made or obtained, would not have a Material Adverse Effect. We are expressing no opinion in this paragraph regarding the federal or any state securities laws.

                           (ix) The execution, delivery and performance by the
                  Company and each Guarantor of the Indenture, this Agreement, the Registration Rights Agreement and the issuance and sale of the Offered Securities and the Guarantees in compliance with the terms and provisions hereof and thereof, will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under,
                  (i) any law or regulation of the State of Arizona applicable to the Company or such Guarantor that, in our experience, is generally applicable to transactions in the nature of those contemplated by this Agreement, (ii) based solely upon review of the orders, judgments or decrees identified to us in an Officers' Certificate as constituting all orders, judgments or decrees binding on the Company or any Guarantor, which are listed in Schedule B to the opinion, any order, judgment or decree of any court or other agency of government binding on the Company or any Guarantor, (iii) based solely upon review of the documents identified to me in an Officers' Certificate as constituting all material contracts of the Company or any Guarantor, which are listed in Schedule C to the opinion and include, at a minimum, those Exhibits filed with CSK's most recent Form 10-K, any exhibits filed by CSK with any subsequent SEC filings and the new $300.0 million senior secured credit facility entered into by the Company and the purchase agreement, registration rights agreement and voting agreement entered into by CSK in connection with the issuance by CSK of the Convertible Debentures and the Convertible Debentures and warrants issued in connection therewith (each a "MATERIAL CONTRACT"), any Material Contract or (iv) the charter or bylaws of the Company or any Guarantor, or (B) result in or require the creation or imposition of any lien or encumbrance upon any assets of the Company or any Guarantor under any Material Contract. We are expressing no opinion in this paragraph regarding the federal or any state securities laws.

                  (d) The Purchasers shall have received an opinion, dated the Closing Date, of Gibson, Dunn & Crutcher LLP, counsel for the Company and the Guarantors, that:

                           (i) The Offered Securities conform in all material
                  respects to the description thereof contained in the Offering Circular.

                           (ii) The Indenture constitutes, and the Offered
                  Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered, and paid for by the Purchasers in accordance with the terms of this Agreement, will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

                           (iii) The Guarantees of each Guarantor conform in all
                  material respects to the description thereof contained in the Offering Circular.

                           (iv) When the Offered Securities and the Guarantees
                  have been executed and authenticated in accordance with the provisions of the Indenture and delivered, and paid for by the Purchasers in accordance with the terms of this Agreement, the Guarantees will constitute legal, valid and binding obligations of such Guarantor, enforceable against it in accordance with their terms.

                           (v) When the Exchange Securities have been issued,
                  executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture in exchange for the Offered Securities, the Exchange Securities will be entitled to the benefits of the Indenture and the Exchange Securities will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

                           (vi) When the Exchange Securities (and the Guarantees
                  to be endorsed thereon) have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture in exchange for the Offered Securities, the Guarantee of each Guarantor endorsed thereon will constitute legal, valid and binding obligations of such Guarantor, enforceable against it in accordance with its terms.

                           (vii) The Registration Rights Agreement is a legal,
                  valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms.

                           (viii) The Company is not, and after giving effect to
                  the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Circular the Company will not be, required to register as an "investment company" as defined in the Investment Company Act.

                           (ix) The execution, delivery and performance by the
                  Company and each Guarantor of the Indenture, this Agreement and the Registration Rights Agreement to which it is a party, and the issuance and sale of the Offered Securities and the Guarantees in compliance with the terms and provisions hereof and thereof, will not require any consent, authorization, filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under any law or regulation of the State of New York or the United States of America applicable to the Company or such Guarantor that, in our experience, is generally applicable to transactions in the nature of those contemplated by this Agreement, except for such filings or approvals that, if not made or obtained, would not have a Material Adverse Effect. We are expressing no opinion in this paragraph regarding the federal or any state securities laws.

                           (x) The execution, delivery and performance by the
                  Company and each Guarantor of the Indenture, this Agreement, the Registration Rights Agreement to which it is a party, and the issuance and sale of the Offered Securities and the Guarantees in compliance with the terms and provisions hereof and thereof, will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any law or regulation of the State of New York or the United States of America applicable to the Company or such Guarantor that, in our experience, is generally applicable to transactions in the nature of those contemplated by this Agreement, (ii) based solely upon review of the orders, judgments or decrees identified to us in an Officers' Certificate as constituting all orders, judgments or decrees binding on the Company or any Guarantor, which are listed in Schedule B to the opinion, any order, judgment or decree of any court or other agency of government binding on the Company or any Guarantor or (iii) based solely upon review of the Material Contracts, any Material Contract or (B) result in or require the creation or imposition of any lien or encumbrance upon any assets of the Company or any Guarantor under any Material Contract. We are expressing no opinion in this paragraph regarding the federal or any state securities laws.

                           (xi) No Material Contract grants any person the right
                  (1) except as disclosed in the Offering Circular, to require the Company or such Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or such Guarantor or (2) to require the Company or such Guarantor to include such securities with the Securities and Guarantees registered pursuant to any Registration Statement.

                           (xii) Assuming the accuracy of the representations
                  and warranties of the Purchasers and compliance by them with their agreements contained in the Purchase Agreement, no registration of the Offered Securities under the Securities Act, and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for (1) the offer, sale and delivery of the Offered Securities by the Company to the several Purchasers pursuant to this Agreement on the date hereof or (2) the resales of the Offered Securities by the several Purchasers in the manner contemplated by this Agreement, it being understood that we express no opinion as to any subsequent resale of the Offered Securities.

                           (xiii) The statements in the Offering Circular under
                  the caption "Certain United States Federal Income Tax Consequences," insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.

         Such counsel shall state that (A) they have participated in conferences with officers and other representatives of the Company, representatives of the independent auditors of the Company and representatives of the Purchasers at which the contents of the Offering Circular and related matters were discussed,
(B) because the purpose of their professional engagement was not to establish or confirm factual matters and because the scope of our examination of the affairs of the Company and the Guarantors did not permit us to verify the accuracy, completeness or fairness of the statements set forth in the Offering Circular, such counsel are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular except to the extent set forth in paragraphs (i), (iii) and (xiii) above and (C) on the basis of the foregoing, and except for the financial statements and schedules and other financial data included therein as to which we express no such belief, no facts have come to our attention that lead us to believe that the Offering Circular, as of the date thereof and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Purchasers shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company and each Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company and the Guarantors in this Agreement are true and correct in all material respects (except for those representations and warranties that are already qualified as to materiality, in which case such representations and warranties shall be true in all respects), that the Company and the Guarantors have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the respective dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and the Guarantors taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (g) The Purchasers shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

                  (h) The Company shall have entered into a new $300.0 million senior secured credit facility on terms substantially similar to the terms described in the Offering Circular, the cash proceeds of which shall be used to repay indebtedness outstanding under the Third Amended and Restated Credit Agreement, dated as of September 30, 1999, as amended, among the Company, The Chase Manhattan Bank, DLJ Capital Funding, Inc., Lehman Commercial Paper Inc. and the lenders referred to therein (the "EXISTING CREDIT AGREEMENT"). The Company shall deliver true and correct, fully executed copies of such new credit facility and any related documents to the Purchasers on the Closing Date.

                  (i) CSK shall have issued at least $50.0 million of Convertible Debentures on terms substantially similar to the terms described in the Offering Circular, the net cash proceeds of which shall be contributed to the Company and used to repay indebtedness outstanding under the Existing Credit Agreement. The Company shall deliver true and correct, fully executed copies of the Convertible Debentures and any related documents to the Purchasers on the Closing Date.

                  (j) CSK and the holders of a majority of the outstanding common stock of CSK (including the shares of common stock issuable upon conversion of CSK's 7% Convertible Subordinated Notes, dated August 14,
         2001) shall have entered into an irrevocable voting agreement wherein such stockholders shall have agreed to approve the issuance of the common stock underlying the Convertible Debentures and any related documents. The Company shall deliver true and correct, fully executed copies of the voting agreement and any related documents to the Purchasers on the Closing Date.

                  (k) CSK shall have irrevocably exercised its right to convert all of the unpaid principal amount of 7% Convertible Subordinated Notes, dated August 14, 2001, into shares of CSK common stock.

         The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

         7.       Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Company contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; provided further, that the foregoing indemnity agreement with respect to any Preliminary Offering Circular shall not inure to the benefit of any Purchaser who failed to deliver an Offering Circular, as then amended or supplemented (so long as the Offering Circular and any amendment or supplement thereto was provided by the Company to the several Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date), to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Circular, as so amended or supplemented.

                  (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: under the caption "Plan of Distribution," the third sentence of paragraph nine and paragraph eleven; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection
         (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts, fees and commissions received by such Purchaser exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

                  (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston

         Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629,
         Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company or the Guarantors, will be mailed, delivered or telegraphed and confirmed to it at CSK Auto, Inc., 645 East Missouri Avenue, Suite 400, Phoenix, Arizona 85012, Attention: Chief Financial Officer; provided, however, that any notice to a Purchaser pursuant to
         Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

         12. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you jointly or by CSFBC will be binding upon all the Purchasers.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b).

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                        Very truly yours,

                                        ISSUER

                                        CSK AUTO, INC.


                                        BY /s/ Lon B. Novatt
                                              Name: Lon B. Novatt
                                              Title: Senior Vice President

                                        GUARANTORS

                                        CSK AUTO CORPORATION

                                        BY /s/ Lon B. Novatt
                                              Name: Lon B. Novatt
                                              Title: Senior Vice President

                                        AUTOMOTIVE INFORMATION SYSTEMS, INC.

                                        BY /s/ Lon B. Novatt
                                              Name: Lon B. Novatt
                                              Title: Senior Vice President

                                        CSK AUTO.COM, INC.

                                        BY /s/ Lon B. Novatt
                                              Name: Lon B. Novatt
                                              Title: Senior Vice President

The foregoing Purchase Agreement
   is hereby confirmed and accepted
   as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.
UBS WARBURG LLC,
As Representatives of the Several Purchasers,
 c/o Credit Suisse First Boston Corporation,
            Eleven Madison Avenue,
          New York, N.Y. 10010-3629

By CREDIT SUISSE FIRST BOSTON CORPORATION

         By /s/ Niron Stabinsky
              Name: Niron Stabinsky
              Title: Director

                                   SCHEDULE A

                                                            PRINCIPAL AMOUNT OF
                  PURCHASER                                 OFFERED SECURITIES
                  ---------                                 ------------------
Credit Suisse First Boston Corporation.................          $ 93,333,334
J.P. Morgan Securities Inc.............................            93,333,333
UBS Warburg LLC........................................            93,333,333
                                                                 ------------
                          Total........................          $280,000,000
                                                                 ============

                                   SCHEDULE B

                                  Subsidiaries

Automotive Information Systems, Inc.

CSKAUTO.COM, Inc.

                                    EXHIBIT I

                      Form of Registration Rights Agreement


                                       25